PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.



                               STRONG VALUE FUND

                 Supplement to the Prospectus dated May 1, 1999

     Effective immediately, Laura J. Sloate is the sole manager of the Strong Value Fund.

          The date of this Prospectus Supplement is February 29, 2000.







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